FAM
                                   VALUE FUND
                               EQUITY=INCOME FUND


                                 ANNUAL REPORT


                               DECEMBER 31, 20000



                                      100%
                                    NO-LOAD
                                     FUNDS





                                                                       FAM FUNDS
                                                                    P.O. Box 299
                                                           Cobleskill, NY  12043
                                                                  (800) 932-3271
                                                               www.famfunds.com\

                                   FAM FUNDS
--------------------------------------------------------------------------------
Chairman's Commentary

     What a difference a year makes! We thank you for your patience, especially throughout 1999 and the first months of 2000, when value stocks were generating returns well below those of growth issues. It took real discipline and adherence to fundamentals to stick with our value approach. Price momentum - investing in stocks primarily because their prices were rising - was a driving force on Wall Street, but not in Cobleskill. Happily, the many pundits who announced the demise of value investing have proven to be a bit off target. We are taking this opportunity to share with you some general thoughts on investing that we feel always merit review, but especially after an investment year like 2000. What is the real difference between growth and value investing? At Berkshire Hathaway's annual meeting last year, Warren Buffett answered a similar question. We agree wholeheartedly with his response and summarize it below.

     Companies do not fall neatly into distinct growth and value categories for investment purposes. Every company is simply worth the discounted value of its future cash flows. Therefore, if one knew with certainty what a company would be able to distribute in cash (cash income) from now until eternity, a precise determination of that company's value could be made today. Part of the art of this analysis includes several important, and realistic, assumptions about the ability of additional capital to be deployed at good rates of return. Most companies that are characterized as growth companies have the ability to achieve this.

     We, however, make no distinction between growth and value, but consider every company in the context of basic value investing. As Buffett says, "The potential for growth and the likelihood of good economics being attached to that growth are part of the equation in a valuation - but they are all value decisions. A company that pays no dividends, growing 100% per year, but losing money - well, that's a value decision, too." Eventually every investor must determine how much value he or she is going to get and that may be more or less than the company's current stock price.

     As we have stated many times, when we buy a stock we always think in terms of potentially owning the entire company. This mindset enables us to think as businessmen, rather than stock speculators. During the last euphoric period of the marketplace, this approach seemed to be futile. We are gratified that your patience and our determination to stay the course were rewarded in the latter part of 2000. We are confident this course will successfully guide us through whatever market conditions face us in 2001 and in the years to come.

     Below you will find detailed reviews of the year 2000 for the FAM Value Fund and the FAM Equity-Income Fund, a summary of our investment philosophy, and our outlook for 2001. We believe you will find this information to be valuable and encourage you to take a moment to read it thoroughly.


Sincerely,

/S/ Thomas O. Putnam
Thomas O. Putnam, Chairman
Fam Value Fund

                                 FAM VALUE FUND
--------------------------------------------------------------------------------

Dear Fellow Value Fund Shareholders:

     We are happy to report that sometime last spring, common sense returned to the marketplace. The resulting change in the investing climate was positive for our shareholders, and the FAM Value Fund returned +19.2% for the year. The S&P 500 and the Russell 2000 posted losses last year of -9.1% and -3.0%, respectively.

Our Perspective on the Market
     2000 began with investors in a technology stock frenzy. The newspaper headlines extolled the riches to be made from day trading and soaring initial public offerings (IPOs). By the end of February, this emotional exuberance had driven the Nasdaq market index up over 15% from the stratospheric level it had reached at the start of the year. During the same period the FAM Value Fund had declined over 10%. However, things can change quickly, and they did. We point to the second week in March as the market's turning point. On March 8, 2000 the FAM Value Fund hit its low point for the year. Just two days later the Nasdaq peaked at 5133. Why did investor sentiment change so quickly? We don't know. Perhaps the prices of non-technology stocks had finally fallen so low that they couldn't help but seem attractive to a wider audience.

     Whatever the reason, this trend has been positive for value investors everywhere and our shareholders in particular. In contrast, the Nasdaq index closed the year at 2471, down 52% from the March peak and down 39% for the year. This is the worst annual performance in the history of the index, even exceeding the loss posted in the legendary bear market of 1973-74. Many previously high flying internet stocks ended the year down more than 90%. Two infamous examples are Priceline.com, down 97%, and E-Toys, which plunged from $86/share to less than 25 cents.

     As striking as these statistics may be, investors should pause for a moment and ask what lesson can be learned from the stock market of the last twelve months. We think that 2000 proved once again that the most important part of the investing equation is the price one pays for a company. Consider a couple of the blue chip technology companies and let us see how this lesson applies.

     Three leading-edge technology companies today are Amazon.com, Dell Computer and Lucent Technologies representing internet retailing, computers and communication, respectively. These three companies are re-defining our economy - and our lifestyles. In the future more commerce will take place over the internet, more computers will be used throughout the world and advanced communications technologies will continue to shrink our globe. These are trends that will continue in the years to come. The trick in investing in these technologies is to make a judicious appraisal of the stock price each of these companies merits today. For if too high a price is paid, one can easily lose money, even in a high growth business. For the three companies listed above, an investor owning equal amounts of stock in each would have lost 76% of that investment last year.

     We never fell into step with the technology-at-any-price mania and in 2000 we reaped the benefits of adhering to our philosophy. Our performance was led by our significant holdings in financial stocks. Eight of our top ten performing stocks for the year were from the financial sector, which includes property and casualty insurance, life insurance, banking and investment management. Worth special mention are White Mountains Insurance Company (WTM: NYSE), up +176%, Waddell & Reed Financial, Inc. (WDR: NYSE) up +110%, and Brown and Brown (BRO:
NYSE), up +84% for the year.

                                 Fam Value Fund
--------------------------------------------------------------------------------
Performance Detail

     We began to add to our financial holdings in the fall of 1999 - and it certainly can be said that we were early in making these investments. We had two expectations for the year 2000; one, that interest rates would stabilize and two, that an increase in merger and acquisition activity would follow. In May 2000 the Federal Reserve stopped raising rates. This was a catalyst for bank stocks to perform and in fact, we saw M&T Bank Corporation (MTB: NYSE) up +66%, North Fork Bancorporation (NFB: NYSE) up +46% and Banknorth Group, Inc.(BKNG:
NasdaqNM) up +36% for the year.

     Take-over activity also increased last year. While we do not try to identify specific take-over candidates, in many instances undervalued situations we have uncovered come to the attention of other astute investors. Five of our holdings were involved in mergers which had a positive impact on the fund. White Mountains bought the US insurance operations of British CGU, increasing White Mountain's book value (and stock price) over $150 per share. Four of our holdings were themselves purchased and are either already gone from the portfolio (ReliaStar Financial and FSA Holdings) or will be leaving the fund early in 2001. In March, we will say good-bye to Farm Family Holdings, an insurance company in our own backyard. This well managed insurer will be merged into American National of Texas. We will receive $44 in cash for our shares which had a purchase price of $30. Finally, Firstar Corp. will acquire long-time holding U.S. Bancorp (USB: NYSE). We expect to see more mergers in the future.

     Outside of the financial arena, two very successful holdings this year were Watson Pharmaceuticals (WPI: NYSE) and Tennant Company (TNC: NYSE). Both of these stocks experienced recent periods of adversity before turning around and becoming winners - proving again that investing is not always a smooth road.

     We began to buy Watson in May 1999 when the stock declined due to questions concerning the company's manufacturing quality controls. Soon after our purchase we learned that the CEO had a serious health concern and that the company lost a court case which delayed one of its products. All of these problems proved to be temporary in nature and our investment in Watson gained +43% last year.

Long-Term Performance
     Tennant Company is a long-time holding in the Value Fund. First purchased for the portfolio in 1993, Tennant, along with many industrial companies, suffered from the worldwide slowdown and Asia crisis in the fall of 1998. Consequently, it endured a year of flat or declining earnings. However, behind the scenes the company was undergoing some changes that we followed closely. A new management team, led by CEO Janet Dolan and CFO Tony Brausen, made sweeping changes at the company. There were initial short-term problems and the financial results were poor after a new computer system was installed. Nonetheless, we felt that management was taking the right steps. Our patience was rewarded by earnings growth over 15% and stock appreciation of almost +50% on the year. Tennant presents a great lesson in the benefits of staying close to a company and meeting with management. For one year there was nothing in the company's reported financials that would lead one to believe that prospects were improving. We, however, were able to identify intangible changes that have made a difference.

     Among the fund's under-performing companies in 2000 was our long-time holding Conmed Corporation (CNMD: NasdaqNM). A disappointing announcement in July dropped the stock form $26 to $13, which had a significant negative impact on the fund. However, in this case also we believe that problems are being addressed and we expect the company's earnings and intrinsic value to grow in 2001.

     At year-end it is natural for shareholders to review their investments' performance. Over the long-term, twelve months is a relatively short period of time and we would like to review our long-term performance. Below is a graph which illustrates the fund's performance results since its inception as compared with our target of a 12% to 15% annual rate of return. This annual rate of return will double an investment every five to six years. Since inception in 1987, the fund has returned 13.1%, which is within our expectations. For the past five and ten years, the fund has returned 13.3% and 16.0%, respectively.


[GRAPH DELETED HERE]
Graph shows the comparison of a $10,000 investment between FAM Value Fund and a target value of 12% and 15% from 1987 through December 31, 2000.

     A reporter for a financial information website recently interviewed us. She asked us to describe how the FAM Value Fund is different from all the other mutual funds available today. We responded that we are a `common sense' fund. That is, we make investments using common sense and operate just as any reasonable businessperson would if he or she were going to buy a business which would provide his/her livelihood for the next ten years. One would expect that businessperson to understand the company, and that it would have to be profitable. Getting to know the management team would also be an important step in the due diligence process. Finally, when the discussion came around to the purchase price, an astute businessperson would want to pay as little as possible.

     This is the approach we use in managing the FAM Value Fund. We look for quality companies that are highly profitable. We do our own homework and study in depth the businesses in which we will invest. We spend considerable time meeting with management. We determine a fair price to pay for the stock with a margin of safety. This methodology has guided us to successfully meet our long-term goals over the past fourteen years and we will continue to adhere to it in the future.

Sincerely,

/S/ Thomas O. Putnam                            /S/ John D. Fox
Thomas O. Putnam, Chairman                      John D. Fox, CFA


                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                              Performance Summary


      Annual Total Investment Returns: January 2, 1987 to December 31, 2000


                             FAM Value Fund  Russell 2000 Index  S&P 500 Index
              Fiscal Year     Total Return    Total Return       Total Return
              -----------     ------------    ------------       ------------
                 1987           -17.2%           - 8.8              5.3%
                 1988            35.5%            24.9%            16.6%
                 1989            20.3%            16.2%            31.7%
                 1990           - 5.4            -19.5%           - 3.1
                 1991            47.3%            46.1%            30.5%
                 1992            25.1%            18.4%             7.6%
                 1993             0.2%            18.9%            10.1%
                 1994             6.8%            - 1.8             1.3%
                 1995            19.7%            28.4%            37.5%
                 1996            11.2%            16.6%            22.9%
                 1997            39.1%            22.2%            33.4%
                 1998             6.2%            -2.6%            28.6%
                 1999            -4.8%             21.3%           21.0%
                 2000            19.2%            -3.0%            -9.1%



[GRAPH DELETED HERE]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX.

Graph shows the comparison of a $10,000 investment of FAM Value Fund and the S&P 500 and Russell 2000 Index from 1987 through December 31, 2000.


Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of our investment upon redemption may be more or less than the initial amount invested.

                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                               Portfolio Profile
                            As of December 31, 2000

                                Top Ten Holdings
                            (% of Total Net Assets)

White Mountains Ins.            8.7%    CONMED Corporation      3.8%
Brown & Brown                   5.6%    Watson Pharmaceutical   3.6%
Kaydon Corporation              4.5%    Reynolds & Reynolds     3.6%
Protective Life Corporation     4.3%    ServiceMaster Company   3.4%
Berkshire Hathaway              4.2%    M&T Bank Corporation    3.2%


                                        FAM      Russell      S&P
Comparative Valuations                  Value      2000       500
----------------------                  -----      ----       ---
Number of Stocks                         40        1916       500
Median Market Cap                       $1.8B     $890M     $8.6B
Price/Earnings Ratio                    18.3       22.5      24.6
Price/Book Ratio                         3.3        2.3       4.25
Earnings Growth Rate*                   12.0%      13.1%     13.4%
Turnover Rate                            9.5%       N/A       N/A


                                         FAM     Russell     S&P
Volatility Measures                     Value     2000       500
-------------------                     -----     ----       ---
R-Squared                                 45      1.00      1.00
Beta                                    0.68      1.00      1.00


Average Annual Total Returns
For the year ended December 31, 2000
------------------------------------

                        1 Year   5 Year   10 Year
                        ------   ------   -------
FAM Value Fund          19.2%     13.3%    16.0%
Russell 2000            -3.0%     10.3%    15.5%
S&P 500                 -9.1%     18.3%    17.5%


FAM Value Fund
Composition of Net Assets
-------------------------------------------------
Financial Services                    19.2%
Other                                 15.4%
Cash/Short Term Obligations           13.5%
Banking                               13.2%
Machinery & Equipment                 11.9%
Property & Casualty                   5.6%
Insurance Agency                      5.6%
Life Insurance                        4.3%
Healthcare                            4.1%
Computer Software & Services          3.6%
Pharmaceuticals                       3.6%
-------------------------------------------------


Total Return
10 Years Ended December 31, 2000
-------------------------------------------------
                   Compounded        Final Value of
                   Annual            a $10,000
                  Growth Rate     Initial Investment
-------------------------------------------------
   FAM Value Fund    16.0%            $44,114
   Russell 2000      15.5%            $42,249
   S&P 500           17.5%            $50,162
-------------------------------------------------


For an explanation of the terms used in the above tables, please see page 33.

*5 Years


                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 2000




                                                                               Shares      Value
                                                                               ------      -----
Common Stocks (88.9%)
Banking (13.6%)
Banknorth Group, Inc. ..................................................      447,507   $ 8,922,171
- multi-bank holding company in Burlington, VT
M&T Bank Corp. .........................................................      173,000    11,764,000
- bank holding company located in Buffalo, NY
North Fork Bancorporation ..............................................      316,950     7,785,084
- a bank holding company located on Long Island, NY
SouthTrust Corporation .................................................      213,000     8,666,438
- bank holding company headquartered in Alabama
TrustCo Bank Corp NY ...................................................      429,541     5,235,031
- operates 48 bank offices in the Upstate NY region
U.S. Bancorp ...........................................................      209,747     6,121,991
                                                                                        -----------
- bank holding company headquartered in Minneapolis, Minnesota .........                 48,494,715
                                                                                        -----------

Computer Software & Services (3.7%)
Reynolds & Reynolds ....................................................      645,400    13,069,350
                                                                                        -----------
- software for automotive dealers and business forms

Construction Materials (0.4%)
Martin Marietta Materials ..............................................       34,730     1,469,079
                                                                                        -----------
- produces aggregates for the construction industry

Electrical/Electronics (1.1%)
*American Power Conversion .............................................      289,805      3,586,337
- a manufacturer of power protection equipment for computers
*C-COR.net Cor .........................................................       50,200        487,884
                                                                                         -----------
- electronic equipment for cable and broadband data transmission systems                   4,074,221
                                                                                         -----------

Financial Services (19.7%)
American Express Company ...............................................       78,000     4,285,125
- financial, travel, and information services firm
Citigroup Inc. .........................................................       85,100     4,345,419
- P &C insurance, life insurance, Smith Barney &
  Salomon Brothers Franklin Resources ..................................      242,950     9,256,395
- investment mgmt. co.; offers Franklin Templeton &
  Mutual Series Funds H & R Block, Inc. ................................      275,860    11,413,708
- leader in individual and small business tax preparation
Waddell & Reed Financial, Inc. .........................................      122,600     4,612,825
- an underwriter and distributor of 36 mutual fund portfolios
Waddell & Reed Financial, Inc. Class B Shares ..........................      118,800     4,455,000
- an underwriter and distributor of 36 mutual fund portfolios
White Mountains Ins. Grp., Ltd. ........................................      100,275    31,987,725
                                                                                        -----------
- financial guaranty, personal property and casualty, and reinsurance ..                 70,356,197
                                                                                        -----------


                            See Notes to Financials


                                      -7-


                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                       STATEMENT OF INVESTMENTS (cont'd)
                               December 31, 2000

                                                                               Shares      Value
                                                                               ------      -----
Healthcare (4.2%)
*+  CONMED Corporation .................................................      807,562  $ 13,829,499
- advanced electrosurgical and disposable medical products
*  Renal Care Group, Inc.                                                      46,000     1,261,407
                                                                                        -----------
- provides dialysis services to patients with chronic kidney failure                     15,090,906
                                                                                        -----------

Insurance Agency (5.8%)
Brown & Brown, Inc.                                                           590,324    20,661,340
- one of the largest independent general insurance agencies in the U.S.                 -----------

Life Insurance (4.4%)
Protective Life Corporation                                                   489,900    15,799,275
- individual and group life/health ins. and guaranteed investment contracts             -----------

Machinery & Equipment (12.2%)
IDEX Corporation                                                              343,000    11,361,875
- proprietary, highly engineered industrial products & pumps
Kaydon Corporation                                                            664,800    16,536,900
- custom-engineered products including bearings, filters, and piston rings
+       MOCON, Inc.                                                           395,844     2,572,986
- precision measurement, process sensing, and control instruments/systems
Regal-Beloit Corporation                                                      203,700      3,475,122
- supplier of power transmission equipment and cutting tools
Tennant Company                                                               201,400     9,667,200
                                                                                        -----------
- commercial and institutional floor maintenance equipment and products                  43,614,083
                                                                                        -----------

Miscellaneous Services (3.7%)
*       Labor Ready, Inc.                                                     218,350       723,284
- nation's largest provider of temporary manual labor
ServiceMaster Company                                                       1,072,225    12,330,588
                                                                                        -----------
- commercial and residential service company                                             13,053,872
                                                                                        -----------

Nutritional Products (1.9%)
*       Whole Foods Market                                                    108,475     6,630,534
- national grocery store selling organic and natural products                           -----------

Pharmaceuticals (3.7%)
*       Watson Pharmaceuticals                                                256,100    13,109,119
- manufactures proprietary and off-patent pharmaceutical products                       -----------


Printing (3.0%)
*       CSS Industries, Inc.                                                  192,250     4,085,313
- giftware, bows, Halloween and Easter novelty products



                       See Notes to Financial Statements.

                                       -8-



                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                       STATEMENT OF INVESTMENTS (cont'd)
                               December 31, 2000
                                                                               Shares      Value
                                                                               ------      -----

Printing (3.0%) (continued)
New England Business Services, Inc.                                           372,225  $  6,793,106
                                                                                        -----------
- leading supplier of business forms/printed products to small
businesses in U.S.                                                                       10,878,419
                                                                                        -----------

Property and Casualty Insurance (5.7%)
*       Berkshire Hathaway Inc.                                                   215    15,265,000
- holding company for various insurance and industrial companies
*       Farm Family Holdings Inc.                                             122,800     5,249,700
                                                                                        -----------
- insurance for members of Farm Bureau                                                   20,514,700
                                                                                        -----------

Publishing (1.3%)
Meredith Corporation                                                    140,450           4,520,734
- media company involved in magazine publishing & tv broadcasting                       -----------

Recreation and Entertainment (0.2%)
International Speedway Corporation                                       18,650             708,700
- owns and operates auto racing tracks including Daytona                                -----------


Registered Investment Company (2.9 %)
Allied Capital Corp.                                                    488,891          10,205,600
- small business loan and venture capital corporation                                   -----------

Restaurants (0.0%)
*       TRICON Global Restaurants                                         5,000             165,312
- is a quick service restaurant including KFC, Pizza Hut and Taco Bell                  -----------

Technology (1.2%)
*       Zebra Technologies Corporation                                  108,565           4,429,115
- designs, manufactures and supports bar code label printers                            -----------

Telecommunications (0.1%)
*       ADC Telecommunications, Inc.                                     26,800             485,750
- offers network equipment, software and intergration services for the                  -----------
telecommunications industry

Total Common Stocks (Cost $200,174,352)                                               $ 317,331,021
                                                                                        -----------
Short Term Obligations (11.1%) Principal
U.S. Treasury Bills, 5.7%, with maturities to 2/15/01
        (Cost $39,723,000)                                          $40,000,000          39,723,000
                                                                                        -----------

Total Investments (Cost $239,897,352)                                                  $357,054,021
                                                                                       ============

*    Non-income producing
+    See Note 5


                       See Notes to Financial Statements.


                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000


ASSETS
Investment in securities at value
        (Cost $239,897,352) ..............................   $357,054,021
Cash at interest .........................................     10,452,987
Receivable for shares purchased ..........................        254,387
Dividends and interest receivable ........................        451,552
                                                             ------------
                Total Assets .............................    368,212,947
                                                             ------------
LIABILITIES
Payable for investment securities purchased ..............        167,800
Payable for shares redeemed ..............................        653,644
Accrued management fees ..................................        295,461
Accrued expenses .........................................        147,623
                                                             ------------
                Total Liabilities ........................      1,264,528
                                                             ------------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ..........$249,717,265
        Undistributed net investment income ..        --
        Accumulated net realized gains .......      74,485
        Net unrealized appreciation .......... 117,156,669
                                              ------------

                Net Assets ...............................   $366,948,419
                                                             ============

Net asset value per share; 11,223,375 shares of
        beneficial interest outstanding (Note 3) .........   $      32.70
                                                             ============


                       See Notes to Financial Statements.


                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 2000

INVESTMENT INCOME
        Income:
                Dividends .........................................   $ 5,803,636
                Interest ..........................................     1,944,818
                                                                      -----------
Total Income ......................................................     7,748,454
                                                                      -----------

        Expenses:
                Investment advisory fee (Note 2) ..................     3,304,170
                Administrative fee (Note 2) .......................       165,209
                Shareholder servicing and related expenses (Note 2)       290,124
                Printing and mailing ..............................       146,571
                Professional fees .................................        90,029
                Registration fees .................................        42,962
                Custodial fees ....................................        38,961
                Trustees ..........................................        27,737
                Other .............................................        68,276
                                                                      -----------
Total Expenses ....................................................     4,174,039
                                                                      -----------
Net Investment Income .............................................     3,574,415
                                                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain on investments ..........................    40,021,368
        Unrealized appreciation of investments ....................    13,387,448
                                                                      -----------
                Net Gain on Investments ...........................    53,408,816
                                                                      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $56,983,231
                                                                      ===========



                       See Notes to Financial Statements.


                                 FAM VALUE FUND
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2000 and 1999


                                                                             2000            1999
                                                                             ----            ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ......................................   $   3,574,415    $   3,396,972
        Net realized gain on investments ...........................      40,021,368       12,712,000
        Unrealized appreciation (depreciation) of investments ......      13,387,448      (36,370,162)
                                                                       -------------    -------------
                Net Increase (Decrease) in Net Asset From Operations      56,983,231      (20,261,190)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ......................................      (3,598,867)      (3,397,011)
        Net realized gain on investments ...........................     (39,948,424)     (12,712,034)

CAPITAL SHARE TRANSACTIONS (Note 3): ...............................     (19,764,741)      30,378,852
--------------------------------------------------------------------   -------------    -------------
                Total Decrease in Net Assets .......................      (6,328,801)      (5,991,383)

NET ASSETS:
        Beginning of year ..........................................     373,277,220      379,268,603
                                                                       -------------    -------------
        End of year ................................................   $ 366,948,419    $ 373,277,220
                                                                       =============    =============





                       See Notes to Financial Statements.

                                 Fam Value Fund
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 1.    Summary of Accounting Policies
           FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

     a)    Valuation of Securities
           Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

     b)    Federal Income Taxes
           It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c)    Use of Estimates
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      d)   Other
           Securities transactions are recorded on trade date. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2.    Investment Advisory Fees and Other Transactions with Affiliates
           Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. No such reimbursement was required for the year ended December 31, 2000. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets.

                                 Fam Value Fund
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 3.    Shares of Beneficial Interest
           At December 31, 2000, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                  Years Ended December 31,
                                             2000                          1999
                                    ----------------------------------------------------
                                    Shares           Amount        Shares         Amount
                                    ------           ------        ------         ------

Shares sold ...................    2,789,468    $  86,892,452     4,349,591    $ 145,366,999
Shares issued on reinvestment
        of dividends ..........    1,313,620       40,393,808       482,726       14,732,786
Shares redeemed ...............   (4,786,292)    (147,051,001)   (3,938,708)    (129,720,933)
                                  ----------    -------------    ----------    -------------

        Net increase (decrease)     (683,204)   ($ 19,764,741)      893,609    $  30,378,852
                                  ==========    =============    ==========    =============


Note 4.    Investment Transactions
           During the year ended December 31, 2000, purchases and sales of investment securities, other than short term obligations, were $28,580,292 and $105,940,942. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

           The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                    Unrealized appreciation .......... $128,320,414
                    Unrealized depreciation ..........  (11,163,745)
                                                       ------------
                    Net unrealized appreciation ...... $117,156,669
                                                       ============

Note 5.    Holdings of 5% Voting Securities of Portfolio Companies
           Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of December 31, 2000, amounted to $16,402,485. For the year ended December 31, 2000, dividend income of $86,601 was received from affiliated companies, as well as realized gains of $19,179 from the sale of such companies.

                                 Fam Value Fund
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 6. Financial Highlights



        Per share information                                                   Years Ended December 31,
        (For a share outstanding throughout                                   --------------------------
        the year)                                        2000              1999            1998            1997            1996
                                                         ----              ----            ----            ----            ----

Net asset value, beginning of year ...........   $        31.35  $        34.44  $        35.76  $        26.53  $        24.58

Income from investment operations:
        Net investment income ................             0.36            0.29             .20            0.08            0.18
        Net realized and unrealized gain(loss)
           on investments ....................             5.38           (2.00)           1.94           10.29            2.58

        Total from investment operations .....             5.74           (1.71)           2.14           10.37            2.76

Less distributions:
        Dividends from net investment income .            (0.36)          (0.29)           (.20)          (0.08)          (0.18)
        Distributions from net realized gains             (4.03)          (1.09)          (3.26)          (1.06)          (0.63)

        Total distributions ..................            (4.39)          (1.38)          (3.46)          (1.14)          (0.81)

Change in net asset value for the year .......             1.35           (3.09)          (1.32)           9.23            1.95

Net asset value, end of year .................   $        32.70  $        31.35  $        34.44  $        35.76  $        26.53

Total Return .................................            19.21%          (4.84%)          6.19%          39.06%          11.23%

Ratios/supplemental data
Net assets, end of year (000) ................   $      366,948  $       373,277 $       379,269 $       333,159     $   253,378

Ratios to average net assets of:
        Expenses .............................             1.26%           1.23%           1.19%           1.24%           1.27%
        Net investment income ................             1.08%           0.86%           0.57%           0.25%           0.64%
Portfolio turnover rate ......................             9.53%          16.16%          16.67%           9.47%          12.48%



Note 7.    Line of Credit
           Fenimore Asset Management Trust has a line of credit available for the FAM Value Fund and FAM Equity-Income Fund (collectively the "Funds") for 5% of the Funds' net assets to a maximum of $20,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until May 31, 2001 when any outstanding advances are to be repaid. During the period ending December 31, 2000 no amounts were drawn from the available line.

                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------

Dear Fellow Equity-Income Fund Shareholder:

     We are very gratified with our results this year. The FAM Equity-Income Fund closed the year up 17.2%. This is an especially good result, since all the major indexes ended the year with a loss. Among them, the S&P 500 declined -9.1% and the Russell 2000 was down -3.0%. We are also pleased that in the December 28th Wall Street Journal, FAM Equity-Income Fund was ranked #8 in the Equity Income category for a one-year return out of 194 funds.

     Last year at this time our results were disappointing, although we were optimistic about the prospects for 2000. We expected financial companies to perform well and the cyclical companies to experience a rebound in orders. Now, a year later, we are able to report that we were substantially right.

Market Review

The year 2000 was launched under the banner - the `New Economy'. It was evident that technology was changing the world and experts believed the Internet was going to put every `Old Economy' company out of business. Once valuations of technology stocks surpassed all previous high water marks, many "experts" proclaimed that traditional valuation measures did not apply anymore and, in fact, the entire exercise of attempting to value a company was wrong-headed and old-fashioned. For a while these "experts" were right. In the short-term companies with hype, but little hope of reaching profitability were rewarded with much higher stock price increases than those companies with solid earnings records. Consequently, technology stocks were bid up to unrealistic new highs.

     During the high-tech feeding frenzy, investors shunned value stocks. Selling pressure increased and they performed poorly. However, the tech issues had become so expensive that any earnings disappointment, no matter how small, sent the stocks tumbling.

     Investor attitudes changed in early spring. In the second week of March it seemed that traditional valuations were re-discovered. Just as technology issues peaked and started their long and painful decline, the financial stocks began to rally. Our holdings in banks, insurance companies, and money managers drove the fund's performance for the rest of the year. In fact, the three best-performing stocks in the fund were financial service companies. This performance was due in part to increased merger and acquisition activity. ReliaStar Financial and HomePort Bancorp were both purchased for cash. Several other banks and insurance companies, whose stock price had declined to under 10 times their earnings earlier in the year, turned up sharply to trade at more reasonable valuations. We calculated that banks were selling at their lowest valuations since the headline-grabbing savings and loan crisis of the early 1990's. The difference in 2000, however, was that bank stocks were hampered by rising interest rates, and not the sky-rocketing non-performing loans that crushed the savings and loan companies.

     As frustrating as this technology-induced storm cloud was for value investors, the silver lining was the opportunity to buy some great companies that had been left for dead in the technology stampede. We were positioned with a sizeable cash balance which enabled us to make purchases which added to the fund's strong performance this year.

                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
BEST AND WORST PERFORMING STOCKS IN 2000

     Waddell and Reed Financial, Inc. (WDR: NYSE) (+110%) was the best performing stock for the year. We took our initial position in the company after the initial public offering in early 1998. We increased our holdings as the stock fell well below its offering price. Our thesis was that this mutual fund company spin-off from Torchmark would be able to grow its assets under management at a faster rate as a stand-alone company. This scenario played out as the company grew its earnings by +20% in 1999 and a remarkable +52% in 2000.

     Insurance agency Brown & Brown (BRO: NYSE) (+84.1%) also turned in a terrific year, benefiting from rising insurance rates. While higher rates are bad for consumers, they are good for insurance companies which make their money from commissions. Simply, higher insurance rates mean higher revenues just for selling the same policy. The stock traded at 15 times earnings in the beginning of the year and grew steadily in popularity with investors. By year end its price-to-earnings ratio rose to above 30. ReliaStar Financial (+65.4%), life insurance and investment company, was purchased by ING Groep N.V., a Dutch financial services company. The acquisition price of $54 per share was a 74% premium over the pre-announcement price.

     There were also some disappointments in the portfolio. New England Business Services (NEB: NYSE) (-22%) once on the best-performing list for two consecutive years, has now made the worst performing list for the second year in a row. However, despite the disappointing stock price performance, the company grew its earnings +10% in fiscal 2000 which was an accelerated rate over the previous year. We are satisfied with these results and believe that management has done a terrific job positioning the company for the future. We enthusiastically added to our position in 2000, as the company was the most undervalued opportunity in the fund by a wide margin. If what is taught in business school still holds true
- that a company can be valued on the `present value of expected cash flows'- then NEBS is an absolute steal at these prices.

     Regal-Beloit (RBC: AMEX) (-15%) is a diversified industrial manufacturing company. The largest segment of its business is electric motors, ranging from small fractional horsepower to huge workhorse motors. The company's earnings slowed in the second half of the year as the effects of the winding down economy began to be felt. This problem was compounded by its acquisition of Leeson Electric, which was funded by debt. The additional debt has reduced the company's financial flexibility and for this reason we have the company on a short leash.

Market Outlook

     We expect the trends that were favorable to the fund last year to continue in 2001 for several reasons. It is anticipated that the Federal Reserve will further lower interest rates, a move that has historically given a boost to value stocks. We expect continuing consolidation in the financial sector, which could mean that more of our holdings will be bought for a premium. Recently we have been buying some fallen high growth companies at deep discounts to what we believe their intrinsic value to be. Several of these companies enjoy cash balances of as much as 40% of the stock price. In addition, we are augmenting our research staff with a new analyst who has years of experience at a large investment firm.

                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
OUR VALUE PHILOSOPHY

     It remains our belief that the FAM Equity-Income Fund provides its shareholders a conservative way to invest in the stock market and to receive quarterly income in the form of dividends. We purchase only securities which pay a dividend and look for companies whose dividends increase every year. Historically, companies that pay dividends have tended to be less volatile than non-dividend paying companies. We believe this builds less risk into the Equity-Income Fund.

     We strive to invest in companies which have a superior business model and the ability to grow their market share. We favor companies that have proven their ability to grow earnings, earn high returns on capital, and have high margins for their industry. Companies with substantial debt are avoided, since this may restrain their financial flexibility to take advantage of opportunities when they come along.

     Our commitment to disciplined value investing and determination to do our best on behalf of our shareholders are firmly in place. We greet 2001 with optimism!

Sincerely,

/S/ Thomas O. Putnam                            /S/ Paul C. Hogan, CFA
Thomas O. Putnam, Chairman                      Paul C. Hogan, CFA

                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                              Performance Summary


Annual Total Investment Returns:  April 1, 1996 to December 31, 2000


                        FAM Equity-Income   Russell 2000 Index    S&P 500 Index
           Fiscal Year     Total Return      Total Return         Total Return
           -----------     ------------      ------------         ------------

         4/1/96-12/31/96      11.8%               10.3%             15.2%
              1997            26.9%               22.2%             33.4%
              1998            4.7%                -2.6%             28.6%
              1999            -7.0%               21.3%             21.0%
              2000            17.2%               -3.0%             -9.1%




[GRAPH DELETED HERE]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM EQUITY-INCOME FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX.

Graph shows the comparison of a $10,000 investment of FAM Equity-Income Fund, the S&P 500 and Russell 2000 Index from 1987 through December 31, 2000.


Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of our investment upon redemption may be more or less than the initial amount invested.

                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
                            As of December 31, 2000

                                Top Ten Holdings
                            (% of Total Net Assets)

  Allied Capital Corporation      6.3%    Hickory Tech Corporation    4.7%
  IDEX Corporation                6.1%    ServiceMaster Company       4.6%
  Tennant Company                 5.3%    Banknorth Group, Inc.       4.5%
  Reynolds & Reynolds             5.1%    Trustco Bank Corp NY        4.5%
  Brown & Brown, Inc.             5.0%    H&R Block, Inc.             4.3%



                                FAM
                                Equity-         Russell         S&P
Comparative Valuations          Income          2000            500
----------------------          ------          ----            ---
Number of Stocks                 23             1916            500
Median Market Cap               $956M           $890M           $8.6B
Price/Earnings Ratio            14.2            22.5            24.6
Price/Book Ratio                 2.7             2.3             4.25
Earnings Growth Rate*            8.0%            13.1%           13.4%
Turnover Rate                   16.6%           N/A             N/A


                        FAM
                        Equity-         Russell         S&P
Volatility Measures     Income          2000            500
-------------------     ------          ----            ---
R-Squared               40              1.00            1.00
Beta                    0.51            1.00            1.00



FAM Equity-Income Fund
Composition of Net Assets
---------------------------------------
Machinery & Equipment            21.2%
Other                            14.8%
Cash/Short Term Obligations      14.7%
Banking                          13.0%
Financial Services                6.6%
Registered Investment Co.         6.3%
Computer Software & Services      5.1%
Insurance Agency                  5.0%
Telecommunications                4.7%
Miscellaneous Services            4.6%
Health Care                       4.0%
---------------------------------------


        Average Annual Total Returns
        For the year ended December 31, 2000
        -------------------------------------------------------------
                                                        Since
                                1 Year       3 Year    Inception
                                                        (4/1/96)
        -------------------------------------------------------------
        FAM Equity-Income Fund  17.2%        4.5%       10.7%
        Russell 2000             -3.0%       4.7%        9.7%
        S&P 500                  -9.1%      12.3%       18.1%
        -------------------------------------------------------------



For an explanation of the terms used in the above tables, please see page 33.

*5 Years



                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 2000


                                                                  Shares          Value
                                                                  ------          -----
Common Stocks (89.3%)

Banking (13.6%)
Banknorth Group, Inc. .....................................       15,300       $  305,044
- multi-bank holding company in Burlington, VT
North Fork Bancorporation .................................        4,800          117,900
- bank holding company located on Long Island, NY
SouthTrust Corporation ....................................        3,900          158,681
- bank holding company headquartered in Alabama
TrustCo Bank Corp NY ......................................       24,759          301,750
                                                                               ----------
- regional bank in the upstate New York area ..............                       883,375
                                                                               ----------

Chemical (3.1%)
RPM, Inc. .................................................       23,625          202,289
- specialized chemical protective coatings, fabrics, and wall coverings        ----------

Computer Software & Services (5.3%)
Reynolds & Reynolds .......................................       17,000          344,250
- software for automotive dealers and business forms                           ----------

Construction Materials (2.0%)
Martin Marietta Materials .................................        3,000          126,900
- produces aggregates for the construction industry                            -----------

Financial Services (6.9%)
H & R Block, Inc. .........................................        7,000          289,625
- leader in individual and small business tax preparation
Waddell & Reed Financial, Inc. ............................        4,250          159,906
                                                                               ----------
- an underwriter and distributor of 36 mutual fund portfolios                     449,531
                                                                               ----------

Health Care (4.2%)
Landauer, Inc. ............................................       14,900          271,925
- leader in radiation testing and personal dosimeters                          -----------

Insurance Agency (5.2%)
Brown & Brown, Inc. .......................................        9,600          336,000
- one of the largest independent general insurance agencies in the U.S.        ----------

Life Insurance (4.0%)
PLC Cap Trust II ..........................................        5,000          257,500
- individual and group life/health ins. and guaranteed investment contracts     ---------


                       See Notes to Financial Statements.

                                      -21-


                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                       STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 2000


                                                                  Shares          Value
                                                                  ------          -----
Machinery & Equipment (22.2%)
IDEX Corporation ..........................................       12,500       $  414,063
- proprietary, highly engineered industrial products & pumps
Kaydon Corporation ........................................       11,400          283,575
- custom-engineered products including bearings, filters,
  and piston rings
MOCON, Inc. ...............................................       22,000          143,000
- precision measurement, process sensing, and
  control instruments/systems
Regal-Beloit Corporation ..................................       14,000          238,840
- supplier of power transmission equipment and
  cutting tools
Tennant Company ...........................................        7,500          360,000
                                                                               ----------
- commercial and institutional floor maintenance equipment and                  1,439,478
                                                                               ----------

Miscellaneous Services (4.8%)
ServiceMaster Company .....................................       27,000          310,500
- commercial and residential service company                                   ----------

Printing (3.9%)
New England Business Services, Inc. .......................       13,900          253,675
- leading supplier of business forms/printed products to small businesses in U.S. -------

Real Estate Investment Trusts (0.8%)
New Plan Excel Realty Trust, Inc. .........................        4,100           53,813
- oldest REIT specializing in apartments, strip shopping centers, factory outlets--------

Recreation and Entertainment (1.8%)
International Speedway Corporation ........................        3,000          114,000
- owns and operates auto racing tracks including Daytona                       ----------

Registered Investment Company (6.6%)
Allied Capital Corp. ......................................       20,514          428,230
- venture capital corporation for entrepreneurs and management                -----------

Telecommunications (5.0%)
Hickory Tech Corporation ..................................       15,700          321,850
- a small local telephone company in Minnesota                                -----------

Total Common Stocks (Cost $4,933,841)                                        $  5,793,316
                                                                              -----------
Short Term Obligations (10.7%)                                 Principal
U.S. Treasury Bills, 5.7% with maturities to                  -----------
2/15/01 (Cost $695,153) ...................................   $  700,000          695,153
                                                                              -----------
Total Investments (Cost $5,628,994)                                           $ 6,488,469
                                                                              ===========



                       See Notes to Financial Statements.


                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000


ASSETS
Investment in securities at value
        (Cost $5,628,994) ................................   $  6,488,469
Cash at interest .........................................        298,247
Receivable for shares purchased ..........................        112,257
Dividends and interest receivable ........................         14,721
Deferred organization costs ..............................            742
                                                             ------------
        Total Assets .....................................      6,914,436
                                                             ------------
LIABILITIES
Payable to investment advisor ............................         19,796
Accrued expenses .........................................          2,918
                                                             ------------
        Total Liabilities ................................         22,714
                                                             ------------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest .........  $  6,031,877
        Undistributed net investment income .          --
        Accumulated net realized gain .......           370
        Net unrealized appreciation .........       859,475
                                               ------------

                Net Assets ...............................   $  6,891,722
                                                             ============

Net asset value per share; 511,729 shares of
        beneficial interest outstanding (Note 3) .........   $      13.47
                                                             ============


                       See Notes to Financial Statements.



                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 2000



INVESTMENT INCOME
        Income:
                Dividends .........................................   $   204,887
                Interest ..........................................        31,751
Total Income ......................................................       236,638

        Expenses:
                Investment advisory fee (Note 2) ..................        61,737
                Administrative fee (Note 2) .......................         3,087
                Shareholder servicing and related expenses (Note 2)         5,214
                Printing and mailing ..............................         2,449
                Professional fees .................................        16,595
                Registration fees .................................        14,877
                Custodial fees ....................................         3,376
                Trustees ..........................................        27,737
                Organization costs ................................         2,968
                Other .............................................         2,336
                                                                      -----------
Total Expenses ....................................................       140,376
                                                                      -----------

Less:  Investment advisory fee waived (Note 2) ....................       (47,770)
                                                                      -----------
Net Expenses ......................................................        92,606
                                                                      -----------
Net Investment Income .............................................       144,032
                                                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain on investments ..........................       396,709
        Unrealized appreciation of investments ....................       437,195
                                                                      -----------
Net Gain on Investments ...........................................       833,904
                                                                      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $   977,936
                                                                      ===========

                       See Notes to Financial Statements.


                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2000 and 1999



                                                                              2000           1999
                                                                              ----           ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ......................................   $     144,032    $     145,308
        Net realized gain (loss) on investments ....................         396,709          (89,250)
        Unrealized appreciation (depreciation) of investments ......         437,195         (535,796)
                                                                       -------------    -------------
                Net Increase (Decrease) in Net Assets From Operations        977,936         (479,738)
                                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ......................................        (149,219)        (145,394)
        Net realized gain on investments ...........................        (286,874)            --

CAPITAL SHARE TRANSACTIONS (Note 3): ...............................        (303,132)         553,209
--------------------------------------------------------------------   -------------    -------------
                Total Increase (Decrease) in Net Assets ............         238,711          (71,923)

NET ASSETS:
        Beginning of year ..........................................       6,653,011        6,724,934
                                                                       -------------    -------------
        End of year ................................................   $   6,891,722    $   6,653,011
                                                                       =============    =============



                       See Notes to Financial Statements.

                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 1.    Summary of Accounting Policies

           FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a) Valuation of Securities
           Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

       b)  Federal Income Taxes
           It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

       c)  Use of Estimates
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

       d)  Other
           Securities transactions are recorded on trade date. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2.    Investment Advisory Fees and Other Transactions with Affiliates
           Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. Although not required to do so, the Advisor further waived fees of $47,770, so as to reduce the Fund's expense ratio to 1.50% of average daily net assets. FAM Shareholder Services, Inc.
           (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets.

                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 3.    Shares of Beneficial Interest
           At December 31, 2000, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                  Years Ended December 31,
                                              2000                          1999
                                      ----------------------------------------------------
                                      Shares         Amount         Shares          Amount
                                      ------         ------         ------          ------

Shares sold ...................       48,275    $     603,488       102,315       $1,299,400
Shares issued on reinvestment
        of dividends ..........       30,331          392,289        10,425          129,732
Shares redeemed ...............     (107,461)      (1,298,909)      (69,364)        (875,923)
                                    --------       ----------       -------         --------
        Net increase (decrease)      (28,855)   ($    303,132)       43,376    $     553,209
                                     =======    =============        ======    =============


Note 4.    Investment Transactions
           During the year ended December 31, 2000, purchases and sales of investment securities, other than short term obligations, were $942,197 and $2,221,086. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

           The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

                Unrealized appreciation ........$ 1,322,698
                Unrealized depreciation ........   (463,223)
                                                   --------
                Net unrealized appreciation ....$   859,475
                                                ===========


                             Fam Equity-Income Fund
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

Note 5. Financial Highlights

                                                                                                                   April 1, 1996
        Per share information                                   Years Ended December 31,                           (inception) to
        (For a share outstanding throughout                                                                          December 31,
        the year)                                          2000           1999            1998             1997        1996
                                                  ------------------------------------------------------------------------------
Net asset value, beginning year ..............   $        12.31  $        13.53  $        13.20  $        10.99  $     10.00

Income from investment operations:
        Net investment income ................             0.31            0.27            0.28            0.27         0.19
        Net realized and unrealized gain (loss)
           on investments ....................             1.76           (1.22)          (0.33)           2.65         0.99

        Total from investment operations .....             2.07           (0.95)           0.61            2.92         1.18

Less distributions:
        Dividends from net investment income .            (0.31)          (0.27)          (0.28)          (0.27)       (0.19)
        Distributions from net realized gains             (0.60)             --              --           (0.44)         --

        Total distributions ..................            (0.91)          (0.27)          (0.28)          (0.71)       (0.19)

Change in net asset value for the year .......             1.16           (1.22)           0.33            2.21         0.99

Net asset value, end of year .................   $        13.47  $        12.31  $        13.53  $        13.20  $     10.99

Total Return .................................            17.18%          (6.98%)          4.67%          26.90%       15.90%**

Ratios/supplemental data
Net assets, end of year (000) ................   $        6,892  $         6,653 $         6,725 $        4,386  $      2,539

Ratios to average net assets of:
        Expenses, total ......................             2.27%           2.12%           2.09%           2.50%        5.04%*
        Expenses, net of fees waived and
            expenses assumed by advisor ......             1.50%           1.50%           1.50%           1.50%        1.50%*
        Net investment income ................             2.33%           2.15%           2.17%           2.27%        3.05%*
Portfolio turnover rate ......................            16.59%          13.49%          10.55%          15.63%        0.00%

*       Annualized
**      Not annualized for periods less than a year

Note 6    Line of Credit
          Fenimore Asset Management Trust has a line of credit available for the FAM Value Fund and FAM Equity-Income Fund (collectively the "Funds") for 5% of the Funds' net assets to a maximum of $20,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until May 31, 2001 when any advances are to be repaid. During the period ending December 31, 2000 no amounts were drawn from the available line.

                                   Fam Funds
--------------------------------------------------------------------------------
                       Report of Independent Accountants

To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust (the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented for each of the periods in the three year period ended December 31,1998 were audited by other independent accountants whose report dated January 11, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
January 12, 2001

                                   Fam Funds
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS




     Beta. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

     Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

     Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

     Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.

     Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

     Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

     Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

     If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks,10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poors and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

     Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

                                   Fam Funds
--------------------------------------------------------------------------------
                              DEFINITION OF TERMS


     Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

     R-Squared. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

     Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors). The average turnover rates for stock mutual funds is about 80%.

     Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY


Custodian
Firstar Bank, N.A.
Cincinnati, OH


Independent Auditors
PricewaterhouseCoopers, LLP
New York, NY


Trustees
Joseph A. Bucci
Joseph J. Bulmer, PhD
Roger A. Hannay
David A. Hughey
Fred "Chico" Lager
C. Richard Pogue
Thomas O. Putnam


Legal Counsel
Dechert
Washington, DC


Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY